UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 3, 2010

McDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

777 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 870-5901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01 of this Report.

Item 1.02	Termination of a Material Definitive Agreement.

The information included in Item 2.03 of this Report is incorporated by reference into this Item 1.02 of this Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

JRMSA Credit Agreement

On May 3, 2010, McDermott International, Inc. (“McDermott”) and J. Ray McDermott, S.A. (“JRMSA”), a direct, wholly owned subsidiary of McDermott, entered into a Credit Agreement (the “JRMSA Credit Agreement”) with a syndicate of lenders and letter of credit issuers, and Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent.

The JRMSA Credit Agreement replaces JRMSA’s prior $800.0 million senior secured revolving credit facility. All amounts outstanding under JRMSA’s previous senior secured revolving credit facility have been repaid with borrowings under the JRMSA Credit Agreement, and all letters of credit outstanding under that previous facility are now deemed issued under the JRMSA Credit Agreement. JRMSA is the initial borrower under the JRMSA Credit Agreement. Upon completion of the proposed spin-off transaction involving the distribution by McDermott of all the outstanding shares of common stock of The Babcock & Wilcox Company (“B&W”), currently a direct, wholly owned subsidiary of McDermott, McDermott will become the borrower under the JRMSA Credit Agreement and JRMSA will become a guarantor under the JRMSA Credit Agreement.

The JRMSA Credit Agreement provides for revolving credit borrowings and issuances of letters of credit in an aggregate outstanding amount of up to $900.0 million, and the credit facility is scheduled to mature on May 3, 2014. Proceeds from borrowings under the JRMSA Credit Agreement are available for working capital needs and other general corporate purposes. Upon the closing of the JRMSA Credit Agreement, JRMSA had approximately $160.0 million of outstanding borrowings and approximately $204.6 million of outstanding letters of credit under the JRMSA Credit Agreement, leaving JRMSA with approximately $535.4 million available capacity for additional borrowings and letters of credit under the JRMSA Credit Agreement.

The JRMSA Credit Agreement includes procedures for additional financial institutions to become lenders, or for any existing lender to increase its commitment thereunder, subject to an aggregate maximum of $1.2 billion for all revolving loan and letter of credit commitments under the JRMSA Credit Agreement.

The JRMSA Credit Agreement is guaranteed by substantially all of JRMSA’s wholly owned subsidiaries, and by certain other subsidiaries of McDermott. Upon completion of the spin-off of B&W, substantially all of McDermott’s wholly owned subsidiaries that are not already guarantors under the JRMSA Credit Agreement will become guarantors thereunder. Obligations under the JRMSA Credit Agreement are secured by first-priority liens on certain assets owned by JRMSA and the guarantors, including certain vessels. Upon completion of the spin-off of B&W, McDermott and its wholly owned subsidiaries that become guarantors under the JRMSA Credit Agreement will grant liens on certain assets owned by them. If the corporate rating of McDermott and its subsidiaries from Moody’s is Baa3 or better (with a stable outlook or better), the corporate family rating of McDermott and its subsidiaries from S&P is BBB- or better (with a stable outlook or better), and certain other conditions are met, the liens securing obligations under the JRMSA Credit Agreement will be released, subject to reinstatement upon the terms set forth in the JRMSA Credit Agreement.

Other than customary mandatory prepayments in connection with casualty events, the JRMSA Credit Agreement requires only interest payments on a quarterly basis until maturity. The borrower under the JRMSA Credit Agreement may prepay all loans under the JRMSA Credit Agreement at any time without premium or penalty (other than customary LIBOR breakage costs), subject to certain notice requirements.

Loans outstanding under the JRMSA Credit Agreement bear interest at the borrower’s option at either the Eurodollar rate plus a margin ranging from 2.50% to 3.50% per year or the base rate (the highest of the Federal Funds rate plus 0.50%, the 30-day Eurodollar rate plus 1.0%, or the administrative agent’s prime rate) plus a margin ranging from 1.50% to 2.50% per year. The applicable margin for revolving loans varies depending on the credit ratings of the JRMSA Credit Agreement. The borrower under the JRMSA Credit Agreement is charged a commitment fee on the unused portions of the JRMSA Credit Agreement, and that fee varies between 0.375% and 0.625% per year depending on the credit ratings of the JRMSA Credit Agreement. Additionally, the borrower under the JRMSA Credit Agreement is charged a letter of credit fee of between 2.50% and 3.50% per year with respect to the amount of each financial letter of credit issued under the JRMSA Credit Agreement and a letter of credit fee of between 1.25% and 1.75% per year with respect to the amount of each performance letter of credit issued under the JRMSA Credit Agreement, in each case depending on the credit ratings of the JRMSA Credit Agreement. The borrower under the JRMSA Credit Agreement also pays customary issuance fees and other fees and expenses in connection with the issuance of letters of credit under the JRMSA Credit Agreement. In connection with entering into the JRMSA Credit Agreement, JRMSA paid certain up-front fees to the lenders thereunder, and JRMSA paid certain arrangement and other fees to the arrangers and agents of the JRMSA Credit Agreement.

Based on the current credit ratings of the JRMSA Credit Agreement, the applicable margin for Eurodollar-rate loans is 3.00%, the applicable margin for base-rate loans is 2.00%, the letter of credit fee for financial letters of credit is 3.00%, the letter of credit fee for performance letters of credit is 1.50%, and the commitment fee for unused portions of the JRMSA Credit Agreement is 0.50%. The JRMSA Credit Agreement does not have a floor for the base rate or the Eurodollar rate.

The JRMSA Credit Agreement includes financial covenants that will be tested on a quarterly basis, based on the rolling four-quarter period that ends on the last day of each fiscal quarter. The maximum permitted leverage ratio (as defined in the JRMSA Credit Agreement) is 2.50 to 1.00. The minimum consolidated interest coverage ratio (as defined in the JRMSA Credit Agreement) is 4.00 to 1.00.

In addition, the JRMSA Credit Agreement contains various covenants that, among other restrictions, limit JRMSA’s and its subsidiaries’ (and after the spin-off, McDermott’s and its subsidiaries’) ability to:

•	incur or assume indebtedness;

•	grant or assume liens;

•	make acquisitions or engage in mergers;

•	sell, transfer, assign or convey assets;

•	make investments;

•	repurchase equity and make dividends and certain other restricted payments;

•	change the nature of its business;

•	engage in transactions with affiliates;

•	enter into certain burdensome agreements;

•	enter into speculative hedging contracts;

•	enter into sale and leaseback transactions;

•	make capital expenditures;

•	prior to the completion of the spin-off of B&W, change certain terms of the spin-off described in the JRMSA Credit Agreement; and

•	enter into any new guaranties or credit support obligations with respect to the obligations of B&W and its subsidiaries.

In addition to generally customary events of default for a secured credit facility, the JRMSA Credit Agreement includes an event of default if McDermott or any of its subsidiaries makes any payments or performs any obligations having an aggregate value in excess of $15.0 million with respect to any existing parent company guarantee of obligations of B&W and its subsidiaries. If an event of default relating to bankruptcy or other insolvency events with respect to the borrower occurs under the JRMSA Credit Agreement, all obligations under the JRMSA Credit Agreement will immediately become due and payable. If any other event of default exists under the JRMSA Credit Agreement, the lenders may accelerate the maturity of the obligations outstanding under the JRMSA Credit Agreement and exercise other rights and remedies. In addition, if any event of default exists under the JRMSA Credit Agreement, the lenders may commence foreclosure or other actions against the collateral.

If any default occurs under the JRMSA Credit Agreement, or if JRMSA and McDermott are unable to make any of the representations and warranties in the JRMSA Credit Agreement, the borrower will be unable to borrow funds or have letters of credit issued under the JRMSA Credit Agreement.

The foregoing summary is qualified in its entirety by reference to the complete text of the JRMSA Credit Agreement, which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

BWICO Credit Agreement

On May 3, 2010, Babcock & Wilcox Investment Company (“BWICO”), an indirect, wholly owned subsidiary of McDermott, entered into a Credit Agreement (the “BWICO Credit Agreement”) with a syndicate of lenders and letter of credit issuers, and Bank of America, N.A., as administrative agent.

The BWICO Credit Agreement replaces the prior $400.0 million senior secured revolving credit facility of Babcock & Wilcox Power Generation Group, Inc. (“BWPGG”), which is a wholly owned subsidiary of BWICO, and the prior $135.0 million senior unsecured revolving credit facility of BWX Technologies, Inc. (“BWXT”), which is a wholly owned subsidiary of BWICO. All amounts outstanding under BWPGG’s and BWXT’s previous senior revolving credit facilities have been repaid, and all letters of credit outstanding under those previous credit facilities are now deemed issued under the BWICO Credit Agreement. BWICO is the initial borrower under the BWICO Credit Agreement. Upon completion of the spin-off of B&W, B&W will become the borrower under the BWICO Credit Agreement and BWICO will become a guarantor under the BWICO Credit Agreement.

The BWICO Credit Agreement provides for revolving credit borrowings and issuances of letters of credit in an aggregate outstanding amount of up to $700.0 million, and the credit facility is scheduled to mature on May 3, 2014. The proceeds of the BWICO Credit Agreement are available for working capital needs and other general corporate purposes. Upon the closing of the BWICO Credit Agreement, BWICO had no outstanding borrowings and approximately $255.3 million of outstanding letters of credit under the BWICO Credit Agreement, leaving BWICO with approximately $444.7 million available capacity for additional borrowings and letters of credit under the BWICO Credit Agreement.

The BWICO Credit Agreement includes procedures for additional financial institutions to become lenders, or for any existing lender to increase its commitment thereunder, subject to an aggregate maximum of $850.0 million for all revolving loan and letter of credit commitments under the BWICO Credit Agreement.

The BWICO Credit Agreement is guaranteed by substantially all of BWICO’s wholly owned domestic subsidiaries. Upon completion of the spin-off of B&W, substantially all of B&W’s wholly owned domestic subsidiaries that are not already guarantors under the BWICO Credit Agreement will become guarantors. Obligations under the BWICO Credit Agreement are secured by first-priority liens on certain assets owned by BWICO and the guarantors (other than

BWXT and its subsidiaries). Upon completion of the spin-off of B&W, B&W and its wholly owned domestic subsidiaries that become guarantors under the BWICO Credit Agreement will grant liens on certain assets owned by them. If the corporate rating of B&W and its subsidiaries from Moody’s is Baa3 or better (with a stable outlook or better), the corporate family rating of B&W and its subsidiaries from S&P is BBB- or better (with a stable outlook or better), and certain other conditions are met, the liens securing obligations under the BWICO Credit Agreement will be released, subject to reinstatement upon the terms set forth in the BWICO Credit Agreement.

The BWICO Credit Agreement requires only interest payments on a quarterly basis until maturity. The borrower under the BWICO Credit Agreement may prepay all loans under the BWICO Credit Agreement at any time without premium or penalty (other than customary LIBOR breakage costs), subject to certain notice requirements.

Loans outstanding under the BWICO Credit Agreement bear interest at the borrower’s option at either the Eurodollar rate plus a margin ranging from 2.50% to 3.50% per year or the base rate (the highest of the Federal Funds rate plus 0.50%, the 30-day Eurodollar rate plus 1.0%, or the administrative agent’s prime rate) plus a margin ranging from 1.50% to 2.50% per year. The applicable margin for revolving loans varies depending on the credit ratings of the BWICO Credit Agreement. The borrower under the BWICO Credit Agreement is charged a commitment fee on the unused portions of the BWICO Credit Agreement, and that fee varies between 0.375% and 0.625% per year depending on the credit ratings of the BWICO Credit Agreement. Additionally, the borrower under the BWICO Credit Agreement is charged a letter of credit fee of between 2.50% and 3.50% per year with respect to the amount of each financial letter of credit issued under the BWICO Credit Agreement and a letter of credit fee of between 1.25% and 1.75% per year with respect to the amount of each performance letter of credit issued under the BWICO Credit Agreement, in each case depending on the credit ratings of the BWICO Credit Agreement. The borrower under the BWICO Credit Agreement also pays customary issuance fees and other fees and expenses in connection with the issuance of letters of credit under the BWICO Credit Agreement. In connection with entering into the BWICO Credit Agreement, BWICO paid certain upfront fees to the lenders thereunder, and BWICO paid certain arrangement and other fees to the arrangers and agents of the BWICO Credit Agreement.

Based on the current credit ratings of the BWICO Credit Agreement, the applicable margin for Eurodollar-rate loans is 2.50%, the applicable margin for base-rate loans is 1.50%, the letter of credit fee for financial letters of credit is 2.50%, the letter of credit fee for performance letters of credit is 1.25%, and the commitment fee for unused portions of the BWICO Credit Agreement is 0.375%. The BWICO Credit Agreement does not have a floor for the base rate or the Eurodollar rate.

The BWICO Credit Agreement includes financial covenants that will be tested on a quarterly basis, based on the rolling four-quarter period that ends on the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2010. The maximum permitted leverage ratio (as defined in the BWICO Credit Agreement) is 2.50 to 1.00. The minimum consolidated interest coverage ratio (as defined in the BWICO Credit Agreement) is 4.00 to 1.00.

In addition, the BWICO Credit Agreement contains various covenants that, among other restrictions, limit BWICO’s and its subsidiaries’ (and after the spin-off, B&W’s and its subsidiaries’) ability to:

•	incur or assume indebtedness;

•	grant or assume liens;

•	make acquisitions or engage in mergers;

•	sell, transfer, assign or convey assets;

•	make investments;

•	repurchase equity and make dividends and certain other restricted payments;

•	change the nature of its business;

•	engage in transactions with affiliates;

•	enter into certain burdensome agreements;

•	enter into speculative hedging contracts;

•	enter into sale and leaseback transactions;

•	make capital expenditures; and

•	prior to the completion of the spin-off of B&W, change certain terms of the spin-off described in the BWICO Credit Agreement.

The BWICO Credit Agreement generally includes customary events of default for a secured credit facility. If an event of default relating to bankruptcy or other insolvency events with respect to the borrower occurs under the BWICO Credit Agreement, all obligations under the BWICO Credit Agreement will immediately become due and payable. If any other event of default exists under the BWICO Credit Agreement, the lenders may accelerate the maturity of the obligations outstanding under the BWICO Credit Agreement and exercise other rights and remedies. In addition, if any event of default exists under the BWICO Credit Agreement, the lenders may commence foreclosure or other actions against the collateral.

If any default occurs under the BWICO Credit Agreement, or if the borrower is unable to make any of the representations and warranties in the BWICO Credit Agreement, the borrower will be unable to borrow funds or have letters of credit issued under the BWICO Credit Agreement.

The foregoing summary is qualified in its entirety by reference to the complete text of the BWICO Credit Agreement, which is attached as Exhibit 10.3 to this report and is incorporated by reference herein.

Termination of Prior Credit Agreements

In connection with the entry into the JRMSA Credit Agreement and the BWICO Credit Agreement, each of the prior $800.0 million senior secured revolving credit facility of JRMSA, the prior $400.0 million senior secured revolving credit facility of BWPGG and the prior $135.0 million senior unsecured revolving credit facility of BWXT was terminated prior to its scheduled maturity date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1	Credit Agreement dated as of May 3, 2010, among J. Ray McDermott, S.A., McDermott International, Inc., the lenders and letter of credit issuers party thereto, and Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent.

10.2	Pledge and Security Agreement dated as of May 3, 2010, by McDermott International, Inc., J. Ray McDermott, S.A. and certain of its subsidiaries in favor of Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral Agent.

10.3	Credit Agreement dated as of May 3, 2010, among Babcock & Wilcox Investment Company, the lenders and letter of credit issuers party thereto, and Bank of America, N.A., as administrative agent.

10.4	Pledge and Security Agreement dated as of May 3, 2010, by Babcock & Wilcox Investment Company and certain of its subsidiaries in favor of Bank of America, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

Date: May 7, 2010	By:	/S/ DENNIS S. BALDWIN
Dennis S. Baldwin
Vice President and Chief Accounting Officer